Flash

Three Months Ended

(in thousands)	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Revenues	$ 644,043	$ 879,396	$ 1,012,876	$ 981,682	$ 921,671	$ 868,834	$ 954,358	$ 956,729	$ 900,176	$ 896,365
Cost of revenues	509,923	746,693	840,102	809,243	770,601	743,497	777,522	796,101	761,212	774,716
Selling, general, and administrative expenses	82,135	41,056	40,587	38,042	46,993	49,751	45,954	508	58,880	47,351
Impairment of goodwill and indefinite-lived assets	—	—	—	—	—	—	1,232,000	—	—	—
(Recovery from) loss on Take 5	(7,700)	—	—	—	—	—	—	—	79,165	—
Depreciation and amortization	58,748	60,209	58,149	57,872	59,020	57,532	57,804	57,123	55,253	55,053
Total expenses	643,106	847,958	938,838	905,157	876,614	850,780	2,113,280	852,732	954,410	877,120
Operating income (loss)	937	31,438	74,038	76,525	45,057	18,054	(1,158,922)	103,997	(54,234)	19,245
Interest expense, net	51,521	51,794	53,606	57,762	59,661	61,048	63,883	56,670	55,198	53,892
Income (loss) before income taxes	(50,584)	(20,356)	20,432	18,763	(14,604)	(42,994)	(1,222,805)	47,327	(109,432)	(34,647)
(Benefit from) provision for income taxes	2,970	1,367	5,630	(3,968)	(1,510)	1,201	(143,726)	(10,649)	10,589	(24,558)
Net income (loss)	(53,554)	(21,723)	14,802	22,731	(13,094)	(44,195)	(1,079,079)	57,976	(120,021)	(10,089)
Less: net income (loss) attributable to noncontrolling interest	(410)	(15)	767	142	1,513	(1,006)	4,284	1,188	1,265	(628)
Net income (loss) attributable to stockholder of Advantage Solutions Inc.	$ (53,144)	$ (21,708)	$ 14,035	$ 22,589	$ (14,607)	$ (43,189)	$ (1,083,363)	$ 56,788	$ (121,286)	$ (9,461)
Other Financial Data										
Sales Segment Adjusted EBITDA	$ 90,020	$ 78,563	$ 87,424	$ 86,046	$ 73,462	$ 62,599	$ 87,250	$ 77,726	$ 68,379	$ 61,843
Marketing Segment Adjusted EBITDA	22,024	27,788	56,874	58,816	45,490	33,320	55,081	53,308	39,534	28,256
Total Adjusted EBITDA[(1)]	$ 112,044	$ 106,351	$ 144,298	$ 144,862	$ 118,952	$ 95,919	$ 142,331	$ 131,034	$ 107,913	$ 90,099

Flash

Consolidated

Three Months Ended

(in thousands)	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Net income (loss)	$ (53,554)	$ (21,723)	$ 14,802	$ 22,731	$ (13,094)	$ (44,195)	$ (1,079,079)	$ 57,976	$ (120,021)	$ (10,089)
Add:										
Interest expense, net	51,521	51,794	53,606	57,762	59,661	61,048	63,883	56,670	55,198	53,892
(Benefit from) provision for income taxes	2,970	1,367	5,630	(3,968)	(1,510)	1,201	(143,726)	(10,649)	10,589	(24,558)
Depreciation and amortization	58,748	60,209	58,149	57,872	59,020	57,532	57,804	57,123	55,253	55,053
Impairment of goodwill and indefinite-lived assets	—	—	—	—	—	—	1,232,000	—	—	—
Sponsors' management fee and equity-based compensation expense[(2)]	4,184	3,837	2,894	1,968	1,429	1,869	1,884	(9,586)	2,451	2,819
Fair value adjustments related to contingent consideration related to acquisitions[(3)]	4,128	4,095	(3,156)	(1,100)	3,402	2,370	(10,381)	(42,843)	(20)	(1,420)
Acquisition-related expenses[(4)]	6,427	5,529	8,714	5,308	7,608	9,946	11,315	17,510	18,570	13,760
Costs associated with COVID-19[(5)]	(1,019)	1,000	—	—	—	—	—	—	—	—
EBITDA for economic interests in investments[(6)]	(887)	(1,898)	(3,329)	(2,315)	(2,150)	(627)	(2,100)	(2,288)	(1,925)	(899)
Restructuring expenses[(7)]	46,565	1,098	2,112	280	1,006	2,007	4,938	2,092	3,894	1,541
Litigation expenses[(8)]	—	104	2,500	—	—	—	1,200	—	—	—
(Recovery from) loss on Take 5	(7,700)	—	—	—	—	—	—	—	79,165	—
Costs associated with the Take 5 Matter[(9)]	861	939	1,376	6,344	3,580	5,068	4,590	4,829	4,756	—
Adjusted EBITDA	$ 112,044	$ 106,351	$ 144,298	$ 144,862	$ 118,952	$ 95,919	$ 142,331	$ 131,034	$ 107,913	$ 90,099

Flash

Sales Segment

Three Months Ended

(in thousands)	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Sales Segment Revenues	$ 462,739	$ 507,796	$ 519,837	$ 503,335	$ 474,628	$ 456,705	$ 493,079	$ 474,634	$ 448,048	$ 441,243
Operating income (loss)	$ 12,235	$ 24,194	$ 40,288	$ 48,077	$ 26,513	$ 13,063	$ (1,184,927)	$ 79,034	$ 18,024	$ 15,167
Add:										
Depreciation and amortization	42,234	43,107	40,803	40,273	40,047	40,440	39,846	39,340	39,320	38,592
Impairment of goodwill and indefinite-lived assets	—	—	—	—	—	—	1,232,000	—	—	—
Sponsors' management fee and equity-based compensation expense[(2)]	3,536	3,199	2,062	1,603	1,365	1,388	3,290	(5,646)	1,596	1,790
Fair value adjustments related to contingent consideration related to acquisitions[(3)]	4,128	4,312	(2,401)	(4,883)	3,049	1,512	(11,357)	(42,504)	(20)	(747)
Acquisition-related expenses[(4)]	5,367	4,156	5,216	3,117	4,221	5,722	6,969	8,814	9,206	6,890
Costs associated with COVID-19[(5)]	530	810	—	—	—	—	—	—	—	—
EBITDA for economic interests in investments[(6)]	(1,338)	(2,071)	(3,243)	(2,323)	(2,119)	(713)	(2,200)	(2,234)	(1,875)	(846)
Restructuring expenses[(7)]	23,326	752	1,199	179	363	1,167	2,619	1,122	1,925	967
Litigation expenses[(8)]	—	104	2,500	—	—	—	1,200	—	—	—
Sales Segment Adjusted EBITDA	$ 90,020	$ 78,563	$ 87,424	$ 86,046	$ 73,462	$ 62,599	$ 87,250	$ 77,726	$ 68,379	$ 61,843

Flash

Marketing Segment

Three Months Ended

(in thousands)	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Marketing Segment Revenues	$ 181,304	$ 371,596	$ 493,039	$ 478,347	$ 446,843	$ 412,129	$ 461,279	$ 482,095	$ 452,128	$ 455,122
Operating income (loss)	$ (11,298)	$ 7,244	$ 33,750	$ 28,448	$ 18,544	$ 4,971	$ 26,005	$ 24,963	$ (72,258)	$ 4,078
Add:										
Depreciation and amortization	16,514	17,102	17,346	17,599	18,973	17,092	18,158	17,783	15,733	16,461
Sponsors' management fee and equity-based compensation expense[(2)]	648	638	832	365	64	281	(1,396)	(3,940)	855	1,029
Fair value adjustments related to contingent consideration related to acquisitions[(3)]	—	(217)	(755)	3,780	353	858	976	(139)	—	(673)
Acquisition-related expenses[(4)]	1,060	1,373	3,498	2,191	3,387	4,124	4,326	8,696	9,364	6,870
Costs associated with COVID-19[(5)]	(1,549)	190	—	—	—	—	—	—	—	—
EBITDA for economic interests in investments[(6)]	451	173	(86)	8	(34)	86	100	(54)	(50)	(53)
Restructuring expenses[(7)]	23,239	346	913	81	623	840	2,319	970	1,969	544
Litigation expenses[(8)]	—	—	—	—	—	—	—	—	—	—
(Recovery from) loss on Take 5	(7,700)	—	—	—	—	—	—	—	79,165	—
Costs associated with the Take 5 Matter[(9)]	861	939	1,376	6,344	3,580	5,068	4,590	4,829	4,756	—
Marketing Segment Adjusted EBITDA	$ 22,024	$ 27,788	$ 56,874	$ 58,816	$ 45,490	$ 33,320	$ 55,081	$ 53,308	$ 39,534	$ 28,256

Flash

CONSOLIDATED BALANCE SHEETS

($ in millions)	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
ASSETS										
Current assets										
Cash and cash equivalents	$ 446,341	$ 240,293	$ 184,224	$ 183,474	$ 156,883	$ 152,572	$ 141,590	$ 151,050	$ 222,852	$ 383,994
Restricted cash	15,320	14,124	14,801	14,727	14,690	14,563	2,929	3,028	3,660	2,812
Accounts receivable	491,445	643,514	684,048	632,327	614,693	619,144	643,805	669,522	624,459	620,063
Accounts receivable from related parties	—	—	—	—	—	—	—	—	—	27,880
Prepaid expenses and other current assets	105,832	93,442	69,420	87,716	87,736	69,476	81,823	83,992	93,610	70,887
Total current assets	1,058,938	991,373	952,491	918,244	876,201	855,755	870,147	907,592	944,582	1,085,237
Property and equipment, net	95,541	111,053	114,690	110,481	102,910	103,873	108,122	99,491	98,107	92,835
Goodwill	2,150,631	2,150,507	2,116,698	2,108,497	2,107,773	2,108,015	2,108,387	2,748,948	2,692,397	2,684,307
Other intangible assets, net	2,534,107	2,581,441	2,600,598	2,639,173	2,682,953	2,731,725	2,778,356	3,410,097	3,411,365	3,463,258
Investments in unconsolidated affiliates	112,447	111,576	111,663	109,452	108,989	108,824	106,307	104,974	105,323	105,071
Deferred income tax assets	188	122	227	(151)	120	48	59	3,282	3,280	3,587
Other assets	81,793	120,552	116,320	109,648	118,750	116,090	25,577	30,188	27,115	27,037
Total assets	6,033,645	6,066,624	6,012,685	5,993,341	5,997,698	6,022,329	5,994,934	7,304,551	7,282,170	7,481,333
LIABILITIES AND STOCKHOLDER'S EQUITY										
Current liabilities										
Current portion of long-term debt	26,217	107,303	27,655	27,084	26,114	26,108	26,348	56,576	26,880	27,537
Accounts payable	132,976	152,313	179,415	166,784	160,608	150,889	157,473	143,993	145,752	141,858
Accrued compensation and benefits	109,187	129,348	138,645	142,210	111,025	112,806	116,058	137,730	101,904	114,666
Other accrued expenses	137,246	121,154	128,835	122,357	149,298	156,019	127,024	117,445	147,702	187,573
Deferred revenue	51,564	52,635	45,581	43,643	48,990	41,266	41,961	48,204	45,594	38,605
Total current liabilities	457,170	562,753	518,130	502,080	496,035	487,087	488,863	503,947	467,833	488,039
Long-term debt, net of current portion	3,291,533	3,169,657	3,172,087	3,174,851	3,176,955	3,179,282	3,181,485	3,183,703	3,185,947	3,188,218
Deferred income tax liabilities, net	524,744	528,185	506,363	533,884	553,021	568,085	571,428	732,089	759,450	750,241
Other long-term liabilities	174,474	170,395	146,297	143,212	151,746	160,578	103,860	129,493	159,376	191,025
Total liabilities	4,447,921	4,430,990	4,342,878	4,354,027	4,377,756	4,395,013	4,325,616	4,549,232	4,572,606	4,617,524
Redeemable noncontrolling interest	—	—	—	—	—	—	—	—	—	—
Equity attributable to stockholder of Advantage Solutions Inc.										
Common stock	—	—	—	—	—	—	—	—	—	—
Additional paid in capital	2,339,141	2,337,491	2,337,491	2,338,951	2,336,388	2,336,534	2,336,287	2,335,828	2,346,612	2,346,495
Retained earnings	(820,147)	(767,003)	(745,296)	(759,349)	(781,926)	(767,320)	(724,123)	359,279	302,486	423,789
Loan to Karman Topco, L.P.	(6,282)	(6,244)	(6,244)	(6,163)	(6,125)	(6,087)	(6,050)	(5,941)	(5,881)	(248)
Accumulated other comprehensive loss	(14,471)	(16,313)	(8,151)	(15,406)	(11,856)	(12,473)	(13,651)	(7,524)	(7,589)	(1,528)
Total equity attributable to stockholder's of Advantage Solutions Inc.	1,498,241	1,547,931	1,577,800	1,556,033	1,538,481	1,550,654	1,592,464	2,681,641	2,635,629	2,768,507
Equity attributable to noncontrolling interest	87,483	87,703	92,007	83,281	83,455	76,658	76,850	73,682	73,938	75,305
Total equity	1,585,724	1,635,634	1,669,807	1,639,315	1,619,936	1,627,312	1,669,314	2,755,323	2,709,567	2,843,812
Total liabilities and stockholder's equity	6,033,645	6,066,624	6,012,685	5,993,341	5,997,692	6,022,325	5,994,930	7,304,554	7,282,173	7,481,336

(In thousands)	Flash Six Months Ended June 30, 2020	Three Months Ended March 31, 2020	Year Ended December 31, 2019	Nine Months Ended September 30, 2019	Six Months Ended June 30, 2019	Three Months Ended March 31, 2019	Year Ended December 31, 2018	Nine Months Ended September 30, 2018	Six Months Ended June 30, 2018	Three Months Ended March 31, 2018
CASH FLOWS FROM OPERATING ACTIVITIES										
Net (loss) income	$ (73,157)	$ (21,720)	$ (18,796)	$ (34,556)	$ (57,260)	$ (44,195)	$ (1,151,203)	$ (73,144)	$ (130,120)	$ (10,069)
Adjustments to reconcile net loss to net cash provided by operating activities										
Non-cash interest expense	8,130	4,121	18,880	15,200	11,030	6,040	18,100	13,039	8,827	2,769
Impairment of goodwill and long-lived assets	—	—	—	—	—	—	1,232,000	—	—	—
Loss on (recovery on) Take 5	(7,700)	—	—	—	—	—	79,165	79,165	79,165	—
Depreciation and amortization	118,898	60,308	232,573	174,434	116,882	57,530	226,230	167,426	110,306	55,353
Fair value adjustments related to contingent consideration liabilities	8,532	4,627	8,084	7,776	8,112	3,798	(45,662)	(38,775)	3,549	1,313
Deferred income taxes	20,387	22,887	(48,080)	(37,884)	(18,830)	(3,423)	(213,615)	(53,848)	(26,008)	(38,953)
Equity-based compensation	1,850	—	1,313	773	210	247	(7,677)	(8,339)	2,366	1,377
Equity in earnings of unconsolidated affiliates	(1,780)	(1,112)	(4,850)	(2,867)	(1,659)	(560)	(4,764)	(3,801)	(1,620)	(543)
Distribution received from unconsolidated affiliates	221	221	737	569	228	—	2,059	1,387	—	—
Loss on divestiture	—	—	1,030	798	—	—	—	—	—	—
(Gain) loss on disposal of fixed assets	10,879	—	—	—	—	—	—	—	—	—
Changes in operating assets and liabilities, net of effects from purchases of businesses and divestitures										
Accounts receivable	180,730	37,343	(33,280)	13,027	28,780	35,267	73,863	48,889	60,404	60,581
Prepaid expenses and other assets	45,301	(23,421)	39,114	7,423	(1,796)	10,648	(3,151)	(8,787)	(18,258)	2,304
Accounts payable	(47,687)	(28,898)	21,638	13,037	3,479	(4,588)	(14,364)	(25,051)	(18,018)	(24,201)
Accrued compensation and benefits	(38,849)	(8,030)	10,417	25,687	(5,154)	(3,188)	(3,800)	18,004	(16,130)	(3,854)
Deferred revenues	5,654	7,062	2,207	1,214	6,890	(787)	12,888	18,860	16,060	8,420
Other accrued expenses and other liabilities	(15,821)	(4,331)	(45,741)	(50,524)	(27,321)	(18,000)	(75,353)	(64,369)	(43,342)	5,388
Net cash provided by operating activities	240,348	58,985	181,343	133,848	64,821	38,738	139,508	74,600	48,503	65,723
CASH FLOWS FROM INVESTING ACTIVITIES										
Purchase of businesses, net of cash acquired	(51,388)	(51,388)	(10,582)	(5,171)	(340)	(340)	(188,314)	(182,030)	(85,853)	(6,050)
Purchase of investment in unconsolidated affiliates	—	—	(1,881)	(1,480)	(890)	—	(368)	(323)	(138)	—
Purchase of property and equipment	(15,426)	(8,453)	(52,418)	(34,739)	(17,632)	(8,047)	(47,163)	(30,022)	(19,374)	(5,708)
Proceeds from divestiture	—	—	1,750	1,750	1,750	1,750	2,000	—	—	—
Return on investments from unconsolidated affiliates	—	—	1,324	821	—	—	—	—	—	—
Net cash used in investing activities	(66,814)	(59,842)	(61,806)	(42,820)	(17,112)	(6,637)	(231,445)	(216,555)	(105,365)	(11,758)
CASH FLOWS FROM FINANCING ACTIVITIES										
Borrowings under lines of credit	97,659	88,030	20,075	8,994	—	—	30,300	30,000	—	—
Payments on lines of credit	(98,640)	(8,723)	(10,697)	(10,398)	—	—	(30,300)	—	—	—
Proceeds from accounts receivable securitization facility	120,000	—	—	—	—	—	—	—	—	—
Proceeds from issuance of long-term debt	2,787	—	—	—	—	—	350,369	350,378	350,408	350,000
Principal payments on long-term debt	(10,281)	(6,624)	(25,615)	(19,078)	(13,195)	(6,558)	(27,370)	(20,323)	(13,664)	(6,608)
Settlement of Daymon Credit Agreement	—	—	—	—	—	—	(205,139)	(205,139)	(205,139)	(205,139)
Contingent consideration payments	(12,706)	(1,300)	(21,172)	(22,396)	(12,301)	(1,224)	(26,611)	(22,755)	(8,781)	(2,823)
Financing fees paid	—	—	—	—	—	(37)	(17,271)	(11,368)	(11,368)	(11,368)
Holdback payments	(800)	(800)	(1,224)	—	—	—	(843)	—	—	—
Contribution from noncontrolling interest	—	—	10,257	7,135	7,135	—	—	—	—	—
Loans to Karman Topco L.P.	—	—	—	—	(75)	—	—	(3,683)	(3,633)	—
Redemption of noncontrolling interest	—	—	(832)	(832)	(832)	—	(3,303)	(3,093)	(3,055)	(369)
Net cash (used in) provided by financing activities	34,898	71,152	(28,230)	(35,098)	(19,064)	(7,820)	73,140	112,555	101,588	123,673
Net effect of foreign currency fluctuations on cash	(5,581)	(8,832)	3,179	(1,230)	800	344	(8,148)	(5,003)	(4,197)	2,144
Net change in cash, cash equivalents and restricted cash	202,836	62,362	94,508	53,682	29,034	22,618	(44,104)	(34,844)	37,800	177,964
Cash, cash equivalents and restricted cash, beginning of period	198,225	198,225	144,518	144,518	144,518	144,518	188,622	188,622	188,622	188,622
Cash, cash equivalents and restricted cash, end of period	$ 401,061	$ 256,617	$ 198,225	$ 198,201	$ 173,575	$ 167,136	$ 144,518	$ 153,778	$ 226,512	$ 366,605
SUPPLEMENTAL CASH FLOW INFORMATION										
Cash payments for interest	94,544	47,277	210,208	160,024	106,681	52,646	226,250	171,733	123,951	41,860
Cash payments for income taxes	4,431	3,690	55,485	41,584	28,148	4,823	73,248	45,703	34,549	8,489
Noncash issuance of equity	—	—	—	—	—	—	—	—	—	—
Noncash proceeds from divestitures	—	—	—	—	—	—	6,750	—	—	—
Purchase of property and equipment recorded in accounts payable and other accrued expenses	28	679	258	570	1,079	420	2,880	365	365	46
Note issuance for settlement of contingent consideration	5,582	—	—	8,308	—	—	—	8,302	8,302	—